                                                                   EXHIBIT 10.25

                     FIRST AMENDMENT TO SUBLEASE AGREEMENT

        THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (this "First Amendment") is made effective this 1st day of March, 1998 (the "Effective Date"), by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation ("Landlord") and METRO NETWORKS COMMUNICATIONS, INC., a Maryland corporation, formerly METRO TRAFFIC CONTROL, INC., a Maryland corporation, ("Tenant").

                             W I T N E S S E T H:

        WHEREAS, Post Oak/Alabama Partnership, as Landlord ("Prime Landlord") and Landlord, as Tenant, entered into that certain Lease Agreement dated October 5, 1981 (as amended, the "Prime Lease"), whereby Landlord leased certain space in the Building (as defined in the Prime Lease) from Prime Landlord, all as more particularly described in the Prime Lease; and

        WHEREAS, Landlord and Tenant entered into that certain Sublease Agreement dated January 5, 1996 (the "Sublease") whereby Landlord subleased to Tenant approximately 28,216 square feet of Net Rentable Area in the Building, as more fully described in the Sublease; and

        WHEREAS, pursuant to Section 3.02 of the Sublease, on or about August 1, 1996, Tenant exercised its right to add an additional 2,628 square feet of Net Rentable Area (the "First Additional Space") in the Building; and

        WHEREAS, pursuant to Section 3.02 of the Sublease, Tenant has requested to lease an additional 2,586 square feet of Net Rentable Area (the "Remaining Additional Space") and Landlord and Tenant desire to amend the Sublease as of the Effective Date to reflect an increase in (i) the Demised Premises, (ii) the Improvement Allowance, (iii) the Annual Basic Rent and Monthly Base Rent, and
(iv) a decrease in the Additional Space.

        NOW, THEREFORE, in consideration of Ten And No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. The above recitals are incorporated herein by reference.

        2. The definition of "Demised Premises" in Article 1 of the Sublease shall be deleted and the following shall be substituted therefore:

        "Demised Premises" shall refer to approximately 22,606 square feet of Net Rentable Area located on Floor 40, approximately 5610 square feet of Net Rentable Area located on Floor 39, approximately 2,628 square feet of Net Rentable Area located on Floor 39 (a portion of the Additional Space as defined in Section 3.02), approximately 2,586 of Net Rentable Area located on Floor 39 (the remaining Additional Space), as more particularly shown on Exhibit "A" attached hereto, and any Expansion Space which becomes a part of the Demised Premises pursuant to Section 3.03.

        3. The Improvement Allowance as defined in Section 4.02 of the Sublease shall increase from Six Hundred Sixteen Thousand Eight Hundred Eighty And No/100 Dollars ($616,880.00) to Six Hundred Fifty-Nine Thousand Nine Hundred Eleven And Four/100 Dollars ($659,911.04). Of the Six Hundred Fifty-Nine Thousand Nine Hundred Eleven and Four/100 Dollars ($659,911.04) amount, Six Hundred Sixteen Thousand Eight Hundred Eighty And No/100 Dollars ($616,880.00) has previously been paid to Tenant leaving a remaining balance of Forty-Three Thousand Thirty-One and Four/100 Dollars ($43,031.04) for use as an improvement allowance for the remaining Additional Space on Floor 39.

        4. The Annual Basic Rent and Monthly Basic Rent as defined in Section
5.01 of the Sublease shall be as follows:

Lease Year                 Annual Basic Rent        Monthly Basic Rent
---------------------      -----------------        ------------------

March 1, 1998 through         $202,251.50               $16,854.29
March 31, 1999

April 1, 1999 through         $235,681.50               $19,640.13
March 31, 2002

April 1, 2002 through         $269,111.50               $22,425.96
March 29, 2004

        5. As described in Section 3.2 of the Sublease, the Additional Space shall decrease from 5,214 square feet of Net Rentable Area to 0 square feet of Net Rentable Area as indicated on attached Exhibit "A".

        6. Except as expressly amended hereby, all other items and provisions of the Sublease remain unchanged and continue to be in full force and effect and are hereby ratified and confirmed by Landlord and Tenant and the execution of this amendment shall in no event be deemed to constitute a waiver of any right or claim of either Landlord or Tenant under or by virtue of the Sublease.

        7. This First Amendment may be executed in multiple counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of which together shall constitute but one agreement.

        8. The terms of this First Amendment shall control over any conflicts between the terms of the Sublease and this First Amendment.

        9. This First Amendment sets forth all covenants, agreements and understandings between Landlord and Tenant with respect to the subject matter herreof and there are no other covenants, conditions or understandings, either written or oral, between the parties hereto except as set forth int he Sublease and this First Amendment.

       10. Tenant warrants and represents unto Landlord that (i) Tenant is a duly organized and existing legal entity, in good standing in the State of Texas, (ii) Tenant has full right and authority to execute, deliver and perform this First Amendment; (iii) the person executing this First Amendmetn was authorized to do so; and (iv) upon request of landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this First Amendment on behalf of Tenant.

       11. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, Landlord and Tenant have duly caused this Amendment to be executed by their respective representatives, thereunto duly authorized, as of the day and year first above written.


                                        "Landlord"

                                        TRANSCONTINENTAL GAS PIPE LINE
ATTEST:                                   CORPORATION, a Delaware corporation

                                            CUBA WADLINGTON, JR.
______________________            By: __________________________________________

Secretary [Seal]                                 CUBA WADLINGTON, JR.
                                  Printed: _____________________________________

                                            SENIOR VICE PRESIDENT & GENERAL MGR
                                  Title: _______________________________________

                                               2/25/98
                                  Date: ________________________________________

                                             "Tenant"

                                             METRO NETWORKS COMMUNICATIONS, INC.
ATTEST:                                      a Maryland corporation

/s/ Tami E. LeBlanc                           By: /s/ Timothy D. McMillin
------------------------                         --------------------------
Assistant                                    Printed: Timothy D. McMillin
Secretary  [Seal]                                    ---------------------
                                             Title: Senior V.P. and C.F.O.
                                                   -----------------------
                                             Date: 2/17/98
                                                  ------------------------

STATE OF TEXAS     )
                   ) ss.
COUNTY OF HARRIS   )

        Before me, a Notary Public in and for said County and State, on this 25th day of February, 1998, personally appeared Cuba Wadlington, Jr., to me known to be the identical person who subscribed the name of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, thereof to the foregoing instrument as its SV President and acknowledged to me that he/she executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.


                                             /s/ Helen Dworsky
                                             ------------------
                                             Notary Public

My Commission Expires:
       3/24/98
----------------------


[SEAL]

STATE OF TEXAS     )
                   ) ss.
COUNTY OF HARRIS   )

        Before me a Notary Public in and for said County and State, on this 17th day of February, 1998, personally appeared Timothy D. McMillin, to me known to be the identical person who subscribed the name of METRO NETWORKS COMMUNICATIONS, INC., a Maryland corporation, thereof to the foregoing instrument as its SV President, and acknowledged to me that he/she executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

                                             /s/ Mary C. Gabel
                                             ------------------
                                             Notary Public

My Commission Expires:

      8-31-98
----------------------


[SEAL]

                     [PICTURE OF FLOOR PLAN APPEARS HERE]

                                                                         __|__ N
                                                                           |

                                  Exhibit "A"
                                   Floor 39

                               STATE OF MARYLAND

                                                                          585293

                              STATE DEPARTMENT OF
                           ASSESSMENTS AND TAXATION
               301 West Preston Street Baltimore, Maryland 21201


                                                         DATE: NOVEMBER 19, 1997

        THIS IS TO ADVISE YOU THAT THE ARTICLES OF AMENDMENT WITH A NAME CHANGE FOR METRO TRAFFIC CONTROL, INC. CHANGING TO METRO NETWORKS COMMUNICATIONS, INC. WERE RECEIVED AND APPROVED FOR RECORD ON NOVEMBER 19, 1997 AT 11:00 AM.


FEE PAID:   50.00



[LOGO APPEARS HERE]

                                             JOSEPH V. STEWART
                                             CHARTER SPECIALIST

AT5-031